                                                                   EXHIBIT 10.35
                                    INDENTURE

MADE AND EXECUTED ON THE          DAY OF THE MONTH OF                     , 2002

WHEREAS THE UNDERSIGNED, ITURAN LOCATION AND CONTROL LTD., 52-004381-1
(HEREINAFTER - THE PLEDGER)

Has received and/or is due to receive from time to time from Bank Hapoalim Ltd.
(hereinafter - the Bank) credit, documentary credit, various loans, overdrafts in a current account, a debitory return account or another account, a letter of indemnification and any guarantees for the Pledger or for others in accordance with the Pledger's request, deduction of certificates, provision of extensions and various banking leniencies and miscellaneous other banking services
(hereinafter, jointly and severally - Banking Services), on such conditions as has been and/or shall be agreed from time to time regarding each above-mentioned
Banking Service;

THEREFORE, it is agreed that the Pledger shall insure the repayment of the various amounts of money that the Pledger owes and/or shall owe to the Bank in connection with the provision of the Banking Services, and/or in connection with other debits that do not constitute Banking Services, and/or otherwise, all in accordance with the following conditions:

SUBSTANCE OF THE INDENTURE

1.   This indenture is made to ensure full and precise payment of all amounts that are and shall be due to the Bank from the Pledger in connection with the provision of Banking Services to the Pledger by the Bank, and/or in
     connection with other charges that are not Banking Services, or otherwise, whether these are due from the Pledger alone and/or together with others, whether the Pledger has undertaken thereto and/or shall undertake thereto in the future, by way of a debtor and/or by way of a guarantor and/or by way of an endorser and/or otherwise, that are and/or shall be due in the future, due for payment prior to the realization of the securities to which this indenture applies and/or thereafter, due

     absolutely and/or conditionally, due directly and/or indirectly, WITHOUT
     RESTRICTION IN AMOUNT, with the addition of interest, commissions, miscellaneous expenses, including expenses for realization, attorneys fees, insurance fees, stamp duty and other payments in accordance with this
     Indenture, and with the addition of linkage increments of any type as are and shall be due from the Pledger to the Bank in any manner and way on account of linked capital and interest and on account of any other linked amount (all the above-mentioned amounts shall be referred to hereinafter jointly and severally as - the Guaranteed Sums).

THE LIEN

2.   By way of security for the full and precise settlement of the Guaranteed
     Sums, the Pledger hereby liens in favor of the Bank and its alternates, by way of a first degree floating lien, the assets and their proceeds (the
     Floating Lien Assets):

     A.   All assets, moneys, property and rights of any type, without exception, held by the Pledger now and that shall be held by him at any time in any manner and way;

     B.   All current assets, without exception, held by the Pledger now and that shall be held by him at any time, in any manner and way; current assets refer to all assets, moneys, property and rights of any type, excluding land, buildings and fixed equipment;

     C.   All fixed assets, without exception, held by the Pledger now and that shall be held by him at any time, in any manner and way; these assets include, inter alia, land, buildings and fixed equipment;

     D.   All securities and other documents owned by the Pledger and/or that the Pledger is entitled to order to be sold, which are held and that shall, from time to time, be held by the Bank and/or by others in the
          Bank's favor and/or the rights on account thereof;

     E.   All rights to land and/or all contractual rights in accordance with agreements between the Pledger and the Israel Lands Administration and/or the Israel Development Authority and/or the Jewish National
          Fund

     and/or others existent now and/or that shall be existent in the future at any time.

3.   By way of additional security for the full and precise settlement of all the Guaranteed Sums, the Pledger hereby liens in favor of the Bank and its alternates, byway of a first degree lien, its reputation as it is today and as it shall be at any time (together, jointly and severally - the Liened
     Assets).

4.   By way of additional security for the full and precise settlement of all the Guaranteed Sums, the Pledger hereby mortgages and liens in the Bank's favor all securities, documents and certificates of others which the
     Pledger has or shall, from time to time, deliver to the Bank, whether for collect, for deposit and/or otherwise (hereinafter - the Liened Documents), and, on their delivery, they are and shall be considered to be mortgaged and liened to the Bank by way of a fixed first degree mortgage and lien in accordance with the conditions of this Indenture, and the provisions thereof shall apply, mutatis mutandis, to their lien and mortgage. The Bank shall be exempt from taking any action regarding the Liened Documents and shall not be liable for any damage caused in connection therewith, and the
     Pledger undertakes to indemnify the Bank in any case in which the Bank is sued by others on account of such damage. The Pledger hereby waives in advance any claims of limitation relating to the Liened Documents.

5.   The Floating Lien Assets, the Mortgaged Assets and the Liened Documents
     shall hereinafter be referred to as the Liened Property.

The lien and mortgage created in accordance with this Indenture shall apply to any right to compensation or indemnification enjoyed by the Pledger due to the loss of the Liened Property, damage thereto or the expiry thereof.

PLEDGER'S DECLARATIONS

6.   The Pledger hereby declares as follows:

     A.   That the Liened Property are not liened, mortgaged or attached in favor of others, with the exception of liens as detailed in the extract of the Registry of Companies as attached, and excluding: (I) A floating first degree lien as

          stated in para. 2 above; (II) lien on moneys due and/or which shall be due to the Pledger from a bank clearinghouse; (III) a specific first degree lien on 95 ordinary shares with a nominal value of NIS 1 each
          (95%) in Ituran Cellular Communications Ltd., held by the Pledger and a subsidiary thereof, and all the rights accruing from these shares;
          (IV) a specific first degree loan on 70,862 ordinary shares with a nominal value of NIS 1 each of the Pledger held by Ituran Cellular
          Communications Ltd., which liens were recorded in favor of Bank Leumi
          LeIsrael Ltd.;

     B.   That the Liened Property in their entirety are in the ownership and exclusive possession of the Pledger and/or in the possession and/or control of the Bank;

     C.   That there is no restriction or condition or agreement applying to the transfer or lien of the Liened Property;

     D.   That it is entitled to lien the Liened Property;

     E.   That no endorsement of a right or any other action has been executed that derogates from the value of the Liened Property.

PLEDGER'S UNDERTAKINGS

7.   The Pledger hereby undertakes as follows:

     A.   To hold the Liened Property solely in accordance with the instructions of the Bank;

     B.   To use and attend to the Liened Property with exceptional caution, and to notify the Bank of any instance of ruin, damage, defect or fault occurring therein, and to repair any ruin, damage, defect or fault emerging in the Liened Property on account of use and/or for any other reason, and to be liable vis-a-vis the Bank for any cause of ruin, damage, defect and/or fault as above;

     C.   To enable the Bank's representative to audit and examine the state of the Liened Property in their place of location at any time;

     D.   Cancelled.

     E.   Cancelled.

     F.   Not to sell, transfer, let, rent or deliver the Liened Assets and the
          Liened Documents, or any part thereof, not to permit another to use them in any manner and not to permit another to perform any of the above-mentioned actions without the prior written consent of the Bank thereto;

     G.   Not to sell, transfer, let, rent or deliver, not to remove from its possession, not to relinquish or waive, in full or in part, any asset, suit or right held by the Pledger or which shall, from time to time, be held, unless this relates to a transaction relating to the Floating
          Lien Assets or to assets not permanently liened to the Bank during the regular course of the Pledger's business and in return for full remuneration, or the lien of an asset undertaken in order to ensure credit/a financial undertaking serving to finance the acquisition of the asset, without the prior written consent of the Bank;

     H.   To inform the Bank immediately in any case of the imposition of an attachment in excess of NIS 200,000 on the Liened Property, to inform the attaching party immediately of the lien in the Bank's favor, and to take immediately and at its own expense all steps to remove the attachment;

     I.   Not to lien and not to mortgage in any way or manner the Liened
          Property in equal, prior or subsequent rights to the rights of the
          Bank, and not to endorse any right held by the Pledger in the Liened
          Property without obtaining the prior written consent of the Bank thereto, with the exception of: (I) A floating first degree lien as stated in para. 2 above; (II) lien on monies due and/or which shall be due to the Pledger from a bank clearinghouse; (III) a specific first degree lien on 95 ordinary shares with a nominal value of NIS 1 each
          (95%) in Ituran Cellular Communications Ltd., held by the Pledger and a subsidiary thereof, and all the rights accruing from these shares;
          (IV) a specific first degree loan on 70,862 ordinary shares with a nominal value of NIS 1 each of the Pledger held by Ituran Cellular
          Communications Ltd., which liens were recorded in favor of Bank Leumi
          LeIsrael Ltd.;

     J.   To be liable vis-a-vis the Bank for any defect in the right of possession of the Pledger in the Liened Property and for the verification, validity and authenticity of all signatures, endorsements and details in the certificates, documents and securities delivered and/or that shall be delivered to the Bank by way of security;

     K.   To pay promptly in accordance with any law all the taxes and compulsory payments imposed on the Liened Property and/or on the income accruing therefrom, and to furnish the Bank, upon request, with all receipts for the said payments. If the Pledger failed to make the said payments promptly, the Bank shall be entitled to pay them at the
          Pledger's expense and to charge him for the payment thereof, with the addition of expenses and interest at the maximum rate. These payments are guaranteed by this indenture;

     L.   To maintain proper account ledgers and to permit the Bank or a representative on its behalf to examine the ledgers at any time. The
          Pledger undertakes to assist the Bank or its representatives and to furnish them, upon first request, with any balance sheet, financial statement, ledger booklet, card and/or file, film, books,
          documentation and other documents, as well as any information as it shall be requested, including explanations regarding the financial and operating state of the Pledger and/or its business;

     K.   Not to lend to holders of shares in the Pledger and not to pay to the holders of shares in the Pledger existing or future loans for so long as the Pledger has not paid to the Bank the payments due on account of the Guaranteed Sums, without the prior written consent of the Bank.

     L.   That no structural change shall occur regarding the Pledger, and no change in the control of the Pledger, without the prior written consent of the Bank;

     M.   Not to take any steps on account of the Guaranteed Sums impairing the ability of the Bank to realize this Indenture.

8.   The Pledger undertakes to inform the Bank immediately:

     A.   In any case of suit for any right on any security in the Bank's favor to which this indenture applies and/or any execution procedure and/or other steps to actualize the security as stated, provided that the amount of the suit/execution procedures/other steps are to be taken with regard to an amount in excess of at least NIS 200,000, and excluding suits accruing from the course of the Pledger's ordinary business;

     B.   Of any of the actions mentioned in para. 18 below;

     C.   Of the reduction of the value of any security given and/or which shall be given thereby;

     D.   Of any request filed for the liquidation of the Pledger's business and/or for the receivership thereof, and of any decision relating to a change in the structure of the Pledger or any intention so to do;

     E.   Of a change of address.

INSURANCE

9.   The Pledger hereby undertakes to maintain all the Liened Property at any time guaranteed at their full value against the usual risks as the Bank shall present from time to time, with insurance companies and on such conditions to which the Bank shall consent, and to transfer to the Bank, within the limit of the Guaranteed Sums, the rights accruing from the certificates of insurance in accordance with the formula approved by the
     Bank, to pay all the insurance fees promptly and to deliver to the Bank all the insurance certificates and receipts on account of the payment of the insurance fees.

10.  Without derogating from the above, and in addition thereto, the Pledger hereby undertakes to issue the following instructions to the insurance company through which it insures the Liened Property:

     A.   The irrevocable stipulation of the Bank as the beneficiary in accordance with the insurance contract (the insurance policy), and an instruction to include the Bank in the body of the insurance contract, without the Bank's being liable for payment of any premiums;

     B.   Payment of insurance benefits directly to the Bank for the Liened
          Property at any time that the insurance company shall be liable to payment of these benefits in accordance with the insurance company, or in accordance with any law.

     C.   Furnishing a copy of the insurance contract to the bank after its inclusion as a beneficiary as stated above.

          All the above without the need for any additional authorization on behalf of the Pledger and/or those acting on its behalf and/or in its place.

          It is hereby agreed by the Pledger that the Bank shall be entitled to forward a copy of the insurance contract furnished by the Pledger, as stated above, to any professional entity (including such entity that is external to the Bank) at the Bank's discretion, for the purpose of inspecting the insurance contract and the provisions included therein.

          The Pledger declares that it waives the Bank's obligation of confidentiality toward it (if any), and undertakes not to make any claim, request and/or suit vis-a-vis the Bank and/or any person on its behalf in any matter relating to the forwarding of the insurance contract to a professional entity and the inspection thereof as stated
          above.

          The Pledger further undertakes to furnish the Bank with authorization from the insurance company and with an undertaking on its behalf not to offset any amount from the insurance benefits paid to the Bank on account of the Liened Property, with the exception of the balance of the insurance premium not yet paid on account of the insurance of the
          Liened Property for the current insurance year only, and, if the insurance policy also applies to other assets, in addition to the
          Liened Property, the authorization shall include the consent of the insurance company to attribute the premium payments received in connection with Liened Property, and to act in accordance with the above instructions and to inform the Bank in any case of the cancellation or expiry of the insurance contract, at least 30 (thirty)
          days prior to the said cancellation or expiry - this notwithstanding and despite any other provision in the Insurance

          Contract Law, 5741-1981, and notification as stated shall constitute a prior condition for the cancellation or expiry of the insurance contract.

11.  Without derogating from the Bank's rights in accordance with this indenture, including the Bank's rights in accordance with para. 18 below, in any of the cases stipulated below, the Bank shall be entitled, at its sole discretion, to insure the Liened Property in the Pledger's name or in the Bank's name and to charge the Pledger for expenses and insurance fees:

     A.   If the Liened Property is not insured by the Pledger to the Bank's satisfaction;

     B.   If the Pledger fails to furnish the Bank, within 10 days from the signing of this indenture, with insurance certificates on account of the Liened Property on conditions and for such period to the exclusive satisfaction of the Bank;

     C.   If, 30 days prior to the expiry of the validity of insurance in the
          Liened Property, the Pledger fails to furnish the Bank with insurance certificates for the Liened Property on conditions and for such period to the exclusive satisfaction of the Bank;

     D.   If the Bank requests the execution of additions, deletions and/or amendments of any kind in the insurance contract, and these, or any thereof, are not implemented within 10 days from the date of request to the full satisfaction of the Bank.

          In the event that the insurance is executed by the Bank as stated
          above, the Bank shall not be liable for any defect or fault that shall emerge in connection with the insurance. Amounts paid as expenses and as insurance fees as stated above are guaranteed in this indenture.

12.  With regard to the insurance of the Liened Property, the Pledger hereby appoints the Bank as its sole representative and grants it exclusive rights to pursue, in the Pledger's name, negotiations, to submit claims, to agree to arrangements, to compromise, to waive, to receive monies from the insurance companies and to credit these to the settlement of the Guaranteed
     Sums. The above-mentioned power of attorney is irrevocable since the rights of the Bank and of a third party are dependent thereon.

     The Pledger shall not have any claims regarding the arrangements, waivers and compromises reached by the Bank with the insurance companies.

13.  All of the Pledger's rights accruing from the insurance of the Liened
     Property, including rights in accordance with the Property Tax and
     Compensations Fund Law, 5721-1961, as this shall apply at any time, and in accordance with any other law, whether these rights were transferred to the
     Bank as stated or not, are hereby liened to the Bank by way of a permanent first degree lien and mortgage.

14.  The Pledger hereby undertakes to sign, upon the first request of the Bank, all certificates and documents required for the execution of its undertakings in accordance with this section. The Pledger further undertakes not to cancel and/or change in any manner any condition or conditions of the above-mentioned conditions of insurance without the prior written consent of the Bank.

INTEREST

15.  A.   The Bank shall be entitled to calculate interest on the Guaranteed
          Sums at such rate as is and/or shall be agreed from time to time between itself and the Pledger. In cases in which no interest rate is agreed, the Bank is entitled to determine interest at a rate not exceeding the maximum rate interest, and to inform the Pledger thereof. The Pledger shall be charged in accordance with the above-mentioned interest rate, and the Bank is entitled to add the interest amounts to the capital at the end of each month, or at the end of each other period as established by the Bank;

     B.   In any case of arrears in the payment of the Guaranteed Sums, or of part thereof, the Guaranteed Sums shall bear arrears interest in the rate agreed in the agreement for the provision of Banking Services. In the absence of stipulation of arrears interest, the Guaranteed Sums shall bear interest at the maximum rate.

     C.   In any case entitling the Bank to realize the securities in accordance with this indenture, the Bank shall be entitled to raise the interest rates on the Guaranteed Sums to the maximum interest rate.

DATES OF PAYMENT

16.  The Pledger hereby undertakes to pay the Bank the Guaranteed Sums and any part thereof precisely on the dates of payment as are and shall be determined from time to time.

17.  A.   The Bank is entitled not to accept the prior payment of the Guaranteed
          Sums or of any part thereof before the date of payment thereof, and the Pledger shall not be entitled to redeem any or all of the Liened
          Property through payment of the Guaranteed Sums and/or any part thereof prior to the date of payment therefore, unless otherwise agreed in writing in the credit agreements.

          The Pledger and any person whose right is liable to be impaired by the issuing of this indenture, or by the realization thereof, shall not have a right in accordance with Article 13(B) of the Mortgaging Law,
          5727-1967, or any legal provision coming in its place;

     B.   Subject to the provisions of any law, if the Bank consents to prior payment on account of the Guaranteed Sums (without its being obliged to do so), the Pledger shall pay the prior repayment commission as informed by the Bank, unless otherwise agreed in writing with the Bank in the credit documents, if at all.

18.  Without derogating from the generality of the provisions of this indenture, the Bank shall be entitled, in any of the cases stipulated below, to present any or all of the Guaranteed Sums for immediate repayment, and to charge in the above-mentioned amount any account of the Pledger with the
     Bank, and the Pledger undertakes to pay all the Guaranteed Sums, while the
     Bank shall be entitled to

     take all steps it shall see fit for the collection of the Guaranteed Sums and, in particular, to consolidate the floating lien on the Floating Lien
     Assets as stated in para. 24A below, and to realize the securities by any means permitted by law, at the Pledger's expense:

     A.   If the Pledger breaches or fails to observe any fundamental condition of the conditions of this indenture, or if the Pledger breaches other fundamental undertakings made and/or which shall be made by the
          Pledger to the Bank, and/or if it emerges that any of the Pledger's declarations in this indenture and/or any other declaration given/which shall be given to the Bank by the Pledger in connection with the Guaranteed Sums is incorrect or imprecise. It is clarified that the breach of a condition that is not fundamental, or the breach of an undertaking that is not fundamental, shall be considered as fundamental if, after written request by the Bank to remedy the breach, this shall not be remedied by the Pledger 30 days after the date of the Bank's request;

     B.   If the Pledger takes a decision regarding the change of the structure of the Pledger, or any intent to do so, whether as a company that acquires, transfers or divides, or a voluntary liquidation decision, or if a liquidation order is issued against it, or if a temporary liquidator or special director is appointed for the Pledger, or if the
          Pledger's name is deleted from any registry maintained by law, or is due for deletion;

     C.   If a receiver is appointed or if a receivership order is issued for the Pledger's assets or for a substantive part thereof. If a receiver is appointed as stated, or if a receivership order is issued as stated, ex parte, the content of this paragraph shall not apply if the appointment or order as stated are cancelled within 30 days from the date of their issue;

     D.   If an attachment is imposed or if a similar execution action is taken against a substantive portion of the Pledger's assets, and/or against any of the securities furnished and/or which shall be furnished by the
          Pledger, and these are not removed within 60 days from the date of their issue;

     E.   If the Bank shall consider, at its sole discretion, that a change has occurred in the control of the Pledger relative to the situation as of the date of

          signing this indenture, and the prior written consent of the Bank was not given therefore;

     F.   If the Pledger has ceased to pay its debts and/or to pursue its business;

     G.   If work, or a substantive part thereof, shall be halted in the Pledger for the duration of two months or more;

     H.   If the Bank shall consider, at its sole discretion, that an event occurred that may substantively impair the Pledger's financial capability;

     I.   If the Pledger shall be in arrears in payment of any of the Guaranteed
          Sums for a period in excess of 7 days;

     J.   If the Liened Property, or a substantive part thereof, shall be destroyed, burned, reduced in value or lost;

     K.   Cancelled;

     L.   Cancelled;

     M.   If, at the Bank's sole discretion and in accordance with its exclusive evaluation, a substantive change for the worse shall occur in the value of the securities granted and/or which shall be granted for the securing of repayment of the Guaranteed Sums;

     N.   If the Pledger is required to repay ahead of schedule debts owed and/or which shall be owed by the Pledger to other creditors;

     O.   Cancelled;

     P.   If the Pledger breaches its undertaking to furnish the Bank with balance sheets, financial statements, account ledgers and other documentation relating to the state of its business;

THE BANK'S RIGHTS

19.  A.   The Bank has rights of possession, lien, offsetting and lien on all amounts, assets and rights, including securities, coins, gold, money bills, documents of merchandise, insurance policies, certificates, endorsements of charges, deposits, securities and

          the remuneration therefore held in the Bank's possession or control at any time in favor and/or on behalf of the Pledger, including such delivered for collection, security, deposit or otherwise. The Bank is entitled to withhold the above-mentioned assets pending the full settlement of all or part of the Guaranteed Sums, or to sell them and use any or all of the remuneration for the settlement of the
          Guaranteed Sums. In the event that the offset amounts are deposited in a currency different from that in which the Guaranteed Sums are stated, the Pledger hereby instructs the Bank in advance to sell the balance of the right in the other currency at such rate as shall be determined by the Bank or as shall be secured by the Bank therefore at that time, and to credit the remuneration for the sale, after deduction of the appropriate expenses and commissions, against the
          Guaranteed Sums.

     B.   Without derogating from the Bank's right of lien, as stated in para.
          19A above, the Bank shall be entitled at any time:

          (1)  To offset any amount from the Guaranteed Sums due from the ledger against amounts due to the Pledger from the Bank in any account in Israeli currency or in foreign currency, in any manner, even prior to the date of payment of amounts due to the Pledger from the Bank as stated and against which offsetting shall be made, but, in offsetting against deposits in saving plans, not prior to the date on which the Pledger would have been entitled to request the early repayment of the deposits.

          (2)  To purchase for the Pledger's account any amount in foreign currency required for the settlement of any amount of the
               Guaranteed Amounts, or to sell any foreign currency available to the Bank in the Pledger's favor, and to use the remuneration from the sale for the purpose of the settlement of any of the
               Guaranteed Sums.

          (3)  To charge any account of the Pledger with any of the Guaranteed
               Sums. However, if the state of such an account does not permit its charging by the Bank for the purpose of the final payment of any amount, the Bank shall be entitled not to charge the account and, if it does so, the Bank shall be entitled to cancel any charge as stated and to regard any amount whose charge was cancelled as an amount not paid on account of the Guaranteed Sums and, accordingly, to take any action as it shall see fit in accordance with this indenture.

          (4)  In any case in which any of the sub-paragraphs of para. 18 above shall apply, the Bank shall be entitled to offset without any prior notification. In the following cases, however, the Bank shall be entitled to offset with prior notification to the
               Pledger 10 (ten) days prior to the date of execution of the offsetting:

               (A)  In the event of the offsetting of sums the date of payment of which has not yet arrived.

               (B)  In the event of offsetting from a permanent deposit which, were it not for the offsetting, would be extended or renewed automatically, such that rights or benefits would accrue to the Pledger therefrom.

               (C)  Notwithstanding the contents of para. 4(A) above, if the postponement in the execution of offsetting is liable to
                    damage the position of the Bank or to impair any of its
                    rights, the Bank shall be entitled to undertake the
                    offsetting immediately. In addition, in the event that
                    notification was sent to the Pledger and, within ten days
                    from the notification, an attachment order, notification of receivership on the Pledger's assets or similar event
                    occurs, the Bank shall be entitled to execute the offsetting immediately.

     C.   The Pledger hereby declares that it is aware that, in cases in which the Bank exercises the rights of offsetting as stated above prior to the date of

          payment of any or all of a deposit of the Pledger, changes are liable to occur to the Pledger's detriment with regard to the Pledger's rights on account of or in connection with that deposit (such as regarding interest rates, linkage increments, exchange rate discrepancies, rights to grants or loans, exemption or reduction in income tax and deductions at source - if in accordance with the conditions of that deposit the Pledger enjoyed such above-mentioned rights). The Pledger shall bear all expenses and payments current at that time in the Bank for the purpose of executing such an action.

     D.   Any purchase or sale as stated in para. 19B(2) above shall be made in accordance with the accepted rate at the Bank, from amounts in Israeli currency or from amounts in foreign currency, as the case may be, available to the Bank in the Pledger's favor or received for the realization of any securities granted and/or which shall be granted to the Bank by the Pledger.

          The term "the accepted rate at the Bank" means - regarding each purchase of foreign currency for the Pledger's account - the highest rate for transfers and checks current at the Bank at the relevant time for the sale to its customers of the relevant foreign currency in return for Israeli currency, with the addition of exchange commission and any tax, levy, compulsory payments and/or other such payments, and, regarding each sale of foreign currency from the Pledger's account - the lowest rate for transfers and checks current at the Bank at the relevant time for the purchase from its customers of the relevant foreign currency in return for Israeli currency, less exchange commission and any tax, levy, compulsory payments and/or other such payments.

20.  The Bank is entitled at any time to charge any account of the Pledger with any amount due and which shall be due therefrom in any manner, and to credit any amount received therefrom or on behalf thereof in favor of such account as it shall see fit, and to transfer any amount available in favor thereof to any other account as it shall see fit; this whether this account is in the Pledger's name alone, or together with another, whether in
     Israeli currency or foreign currency,

     and whether it exists at the time of signing this indenture or is opened in the future.

21.  The Pledger confirms that the Bank's ledgers and accounts are acceptable to him, shall be considered correct and shall constitute a priori evidence against him in all their details, and, inter alia, in all matters regarding the calculation of the Guaranteed Sums, the details of the certificates, guarantees and other securities, and any other matter relating to this indenture.

22.  The Bank shall be entitled, at its sole discretion, to accept or to refuse to accept any instructions or notices delivered by word of mouth, telephone or facsimile, or by any other manner that is not reliable and/or not in clear and legible writing. In the event that the Bank agrees to act in accordance with the Pledger's instructions not by means of written instruction in the accepted manner, the Ledger accepts full liability for any error, misunderstanding or contradiction, and for any damage and/or loss and/or expense incurred pursuant to the delivery of the above-mentioned instructions.

23.  Without derogating from the other provisions of this indenture, any waiver, extension, deduction, silence, refraining from an action (hereinafter -
     waiver) on the part of the Bank regarding the non-observance or the partial or incorrect observance of any of the Pledger's undertakings in accordance with this indenture shall not be considered as a waiver on the part of the
     Bank of any right, but as a limited agreement for the special occasion for which it was granted. Any waiver granted by the Bank to any party in a certificate held by the Bank to secure the Guaranteed Sums shall not in any manner or way influence the Pledger's undertakings.

24.  A.   In any of the cases detailed in para. 18 above, the Bank shall be entitled to notify the Pledger of the consolidation, immediately or on the date stated by the Bank, of the floating lien of the Liened
          Property or of any part thereof, to use all means it shall see fit in order to collect the Guaranteed Sums, and to realize all its rights in accordance with this indenture, including the realization of the
          Liened Property, in full or in part, and to use its realization to remove the Guaranteed Sums,

          without the Bank's being required first to realize guarantees or other securities held by the Bank, if any;

     B.   In the event that the Bank decides to realize securities, certificates and other negotiable documents - notification of three days in advance regarding the steps to be taken by the Bank shall be considered a reasonable date for the purpose of Article 19(B) of the Mortgage Law,
          5727-1967, or for the purpose of any legal provision coming in its stead;

     C.   The Bank is entitled, as the Pledger's representative, and, for the purpose of this paragraph, the Pledger appoints the Bank irrevocably as its representative, to sell the Liened Property, and any part thereof, by auction or otherwise, by itself or by others, in cash or in installments or otherwise, at a price and on conditions at the
          Bank's absolute discretion, and the Bank is further entitled, by itself or through the court or through the executor's office, to realize the Liened Property or any other assets, inter alia by means of the appointment of a receiver or a receiver and director on behalf of the Bank who, among his other authorities, shall be entitled:

          1)   To receive in his possession all or part of the Liened Property.

          2)   To manage the Pledger's business or to participate in the
               management thereof as he see fit.

          3)   To sell or to agree to sell the Liened Property, in full or in part, to transfer or to agree to transfer the said assets by any other manner in accordance with such conditions as he shall see fit.

          4)   To undertake any other arrangement regarding the Liened Property or any part thereof as he shall see fit.

     D.   All income received by the receiver or the receiver and director from the Liened Property, as well as any remuneration received by the Bank and/or by the receiver or the receiver and director from the sale of the Liened Property or part thereof shall be credited in the following order:

          1)   Settlement of all expenses incurred and which shall be incurred in relation to the collection of the Guaranteed Sums, including the expenses of the receiver or of the receiver and director, and his salary in such amount as shall be determined by the Bank, or as shall be approved by the court or the executor's office.

          2)   Settlement of the Guaranteed Sums due to the Bank pursuant to the conditions of linkage, interest, damage fees, commissions and expenses due and which shall be due to the Bank in accordance with this indenture.

          3)   Settlement of the capital of the Guaranteed Sums.

          Or in any other order of crediting as shall be determined by the Bank.

25.  In the event that, at the time of the sale of the Liened Property, the date of repayment of the Guaranteed Sums, or of any thereof, has not yet arrived, or the Liened Sums or any thereof are received by the Bank conditionally, the Bank shall be entitled to collect from the receipts of the sale a sum sufficient to cover the Liened Sums, and the amount collected and not yet credited to the settlement of the said sums in para.
     24D above shall be liened to the Bank to secure the Liened Sums and shall be held by the Bank pending settlement thereof.

SUBSTANCE OF THE SECURITIES

26.  The securities granted and/or which shall be granted to the Bank in accordance with this indenture have a constant character and shall remain valid pending written confirmation by the Bank that this indenture is nullified.

27.  If other securities and/or guarantees have been or shall be given to the
     Bank for the repayment of the Liened Sums, all securities and guarantees shall be mutually independent.

28.  If the Bank compromises or grants an extension or leniency to the Pledger, the Bank changes any of the Pledger's undertakings regarding the Liened
     Sums, releases or waives other securities or guarantees - these actions shall not alter the substance of the securities to which this indenture applies, and all the

     securities and guarantees of the Pledger to which this indenture applies shall continue to be fully valid.

29.  The Bank is entitled to deposit the securities delivered and/or which shall be delivered in accordance with this indenture, or part thereof, with such guard determined thereby, at its sole discretion, and at the Pledger's expense, and to replace this guard from time to time; the Bank shall further be entitled to register the above-mentioned securities, in whole or in part, with any empowered authority in accordance with any law, and/or at any public registry.

RIGHT OF TRANSFER

20.  The Bank is entitled at any time, at its sole discretion, without requiring the Pledger's consent, to transfer this indenture and the rights in accordance therewith, including the securities, to another, in part or in full, and any recipient of the transfer shall also be entitled to transfer the above-mentioned rights to another without requiring additional consent from the Pledger. The transfer may be undertaken by the endorsement in the margins or on the face of this indenture or by any other manner as the Bank and the recipient of the transfer shall see fit.

NOTIFICATION OF RESERVATION

31.  The Pledger undertakes to notify the Bank in writing of any reservation or objection it has, if any, relating to any account, summarized account, authorization or notification of any kind received by the Bank, including the receipt of information through the computerized information station. If the Pledger does not state its reservation or objection within 21 days from the date of dispatch of the above-mentioned account, the summarized account, the authorization or notification, the Bank shall be entitled to consider it as confirming the veracity thereof.

EXPENSES

32.  Without derogating from the Bank's rights as detailed in this indenture, all expenses and commissions relating to this indenture (as detailed in the
     Bank's tariffs, as these shall apply from time to time) shall be paid by the Pledger upon first written request by the Bank (unless they were paid in practice by the guarantee, when this indenture is made to secure the liability of the guarantee), with the addition of interest at the maximum rate from the date of request and through full and actual payment.

     Said expenses and commissions include, inter alia (and without derogating from the generality of the above) security processing fees, stamp duty and fees for the registration of documents, expenses for realizing the securities and for collection proceedings (including the Bank's attorneys'
     fees), insurance, security, maintenance and repair of the Liened Property.

     All the above-mentioned expenses and commissions, with the addition of the interest thereon in accordance with para. 15 of this indenture, shall be secured by this indenture pending their full and actual settlement.

THE PLEDGER'S LIABILITY

33.  A.   Cancelled.

     B.   In the event that the Pledger and/or the guarantee constitute a legal entity, incorporated or not incorporated, or a trustee, or the manager of an estate or the owner of a joint account at the Bank, or an organization or body that constitutes a collection of bodies, the
          Pledger's undertakings in accordance with this indenture shall not be impaired by any change in the name, structure or composition of the
          Pledger or of the guarantee.

INTERPRETATIONS

34.  In this indenture - (A) The singular includes the plural, and vice versa;
     (B) The masculine includes the feminine, and vice versa; (C) "The Bank"
     means - Bank Hapoalim Ltd. and each of its branches existing as of the date of this indenture and/or which shall open in any location in the future, its transferees and

     alternates and those acting for the Bank; (D) "Certificates" means indentures, certificates of exchange, checks, undertakings, guarantees, securities, endorsements, bills of lading, certificates of deposit and all other negotiable documents; (E) "Interest at the maximum rate" means interest at the maximum rate current at the Bank at the time, and from time to time, regarding deviations and arrears in debit accounts or checking accounts, whichever is the higher; (F) "Change of structure" means, regarding the Pledger - merger or division (as these terms are understood in Part E2 of the Income Tax Ordinance (Revised) or any other legal provision coming in its place), as well as the transfer of assets in return for shares, all whether in accordance with the above-mentioned Part E2 or otherwise; (G) In any case in which, according to this indenture, the Bank is entitled to perform any action, it is not obliged to do so; (H) In any case in which the Bank is granted the right to charge any of the Pledger's accounts, the Bank is entitled to charge that account whether it is in credit or debit, including if the debit will be credited as a result of the charging of the account by the Bank as stated; (I) The titles of the paragraphs are for use as a reference only, and are not to be used in interpreting this indenture; (J) The preamble to this indenture constitutes an integral part thereof.

NOTICES AND WARNINGS

35.  Any notice sent by the Bank by mail to the Pledger, by registered or ordinary letter, in accordance with the address recorded above, or in accordance with the address of the Pledger's registered office, or in accordance with another address as notified by the Pledger in writing to the Bank, shall be considered legal notification received by the Pledger within 72 hours from the time of the dispatch of the letter including the notification. Any notification given to the Pledger by any other means shall be considered to have been received thereby at the time of its granting or at the time of its publication.

SUBSTANTIVE LAW AND PLACE OF JURISDICTION

36.  A.   This indenture shall be interpreted in accordance with and according to the laws of the State of Israel.

     B.   The sole place of jurisdiction for the purpose of this indenture is hereby established as follows:

          The closest empowered court to the place of signing of this indenture or the empowered court in one of the following cities: Jerusalem, Tel
          Aviv - Jaffa, Haifa, Beersheva or Nazareth.

                      WITNESSED BY THE PLEDGER'S SIGNATURE

                                  /s/ Illegible
                        ITURAN LOCATION AND CONTROL LTD.

ATTORNEY'S CONFIRMATION

I, the undersigned, Guy Aharonov, advocate, serving as the legal advisor of
Ituran Location and Control Ltd., hereby confirm that the company's signatories,
Messrs. Issy Shiratzky and Eli Kamar signed the above document before me, and that their signatures bind the company.

                               /s/ Guy Aharonov

                               Attorney

                               Signature and Stamp
                          Guy Aharonov, legal advisor
                        Ituran Location and Control Ltd.

                                                        Date:

To:

Bank Hapoalim Ltd.

                     RE: DECISION OF THE BOARD OF DIRECTORS

As you requested, I hereby confirm that, at a meeting of the Board of Directors of Ituran Location and Control Ltd. convened lawfully and held on January 29,
2002 by means of facsimile, the Board of Directors decided as follows:

     A)   As security for payment of credits received and/or which shall be received by the Company from Bank Hapoalim Ltd. (hereinafter - "the
          Bank"), to create in favor of the Bank and in favor of Bank Leumi
          LeIsrael Ltd. a floating first degree lien on all the Company's property and assets.

     B)   To empower the representative of the directors, Messrs. Izzy Sheratzky and Eli Kamer, to sign all documents relating to the above-mentioned lien in the Company's name.

                                       Sincerely,

                                           /s/ Illegible
                                       Ituran Location and Control Ltd.

ATTORNEY'S CONFIRMATION

I, the undersigned, Guy Aharonov, advocate,

Confirm that the above-mentioned decision was taken lawfully and in accordance with the Company's documents.

                               /s/ Guy Aharonov, Legal Adviser

                               Signature and Stamp

Ministry of Justice

Registrar of Companies

POB 28178

Jerusalem 91281

                         DETAILS OF MORTGAGES AND LIENS

          (Article 178 of the Companies Ordinance (Revised), 5743-1983)


-----------------------------------------------------------------------------------------------------
NAME OF BORROWING COMPANY                                            COMPANY NO.               CODE
-------------------------------------------------------------------- ------------------------- ------
ITURAN LOCATION AND CONTROL LTD.                                       I      SER.NO.     SN    81
                                                                     ----- ------------ ------ ------
                                                                       52     004381      1
-----------------------------------------------------------------------------------------------------
GUARANTEED AMOUNT IN WORDS                GRT. AMT.   CURRENCY       CURRENCY       DATE OF
NO LIMIT ON AMOUNT                                    CODE           TYPE           CREATION
                                        ------------- -------------- -------------- -----------------
                                          NIS   AG.
-----------------------------------------------------------------------------------------------------
CODE                                 DESCRIPTION OF            STAMP DUTY
                                     DOCUMENT
                                     -------------------------
                                     INDENTURE
-----------------------------------------------------------------------------------------------------
DETAILS OF LENDERS
-----------------------------------------------------------------------------------------------------
ID NO.                               DETAILS OF LOANER         AMOUNT OF LOAN
52-000011-8                          BANK HAPOALIM LTD.
-----------------------------------------------------------------------------------------------------
DETAILS OF LIENED ASSETS

                                    DESCRIPTION OF THE LIENED ASSETS

Floating first degree lien of ALL the property and assets of the Company and the insurance rights on account thereof.

SPECIAL CONDITIONS
------------------------- ---------- --------------------------------- ------------------------------
IF A RESTRICTION          YES        DATE OF  DECISION                 DATE SERIES ISSUED
APPLIES ON THE CREATION
OF AN ADDITIONAL LIEN,
MARK Y
------------------------- ---------- --------------------------------- ------------------------------
REGISTRATION OF NOTICE AS STATED IN REGULATION 12(B) OF THE COMPANIES REGULATIONS (REPORTING,
REGISTRATION DETAILS AND FORMS), 5760-1999               NO
-----------------------------------------------------------------------------------------------------
NOTE REGARDING PROHIBITION OR RESTRICTION ON THE CREATION OF ADDITIONAL LIENS AND SPECIAL CONDITIONS

THE LIEN COMPANY HAS UNDERTAKEN NOT TO TRANSFER AND/OR TO MORTGAGE THE LIENED PROPERTY AND ASSETS OR
ANY PART THEREOF TO OTHERS WITHOUT THE CONSENT OF THE OWNER OF THE LIEN.
-----------------------------------------------------------------------------------------------------

I HEREBY DECLARE THAT THE DETAILS APPEARING ON THIS FORM ARE CORRECT AND COMPLETE, AND THAT I AM AN
OFFICIAL IN THE COMPANY AS STATED IN ARTICLE 39 OF THE LAW.

/s/ Izzy Sheratsky       007495443       CHAIRMAN OF THE BOARD      FEB. 5, 2002   /s/ Izzy Sheratsky
------------------       ---------       ---------------------      ------------   ------------------
NAME OF SIGNATORY       IDENTITY NO.      POSITION IN COMPANY           DATE           SIGNATURE

I HEREBY DECLARE THAT THE DETAILS APPEARING ON THIS FORM ARE CORRECT AND COMPLETE

NAME OF SIGNATORY      IDENTITY NO.          TITLE               DATE


                                                        Date:

To:

BANK HAPOALIM LTD.

Dear Sir,

                                 Re: UNDERTAKING

Whereas we have and/or are due to receive from you credits and other banking services, and we have and/or shall sign undertakings and guarantees to secure the debts and undertakings of other bodies toward you (hereinafter - "the
Credit");

1.   Accordingly, we hereby undertake toward you that, as of the date of this letter and for so long as we have not repaid the credit to you, we undertake to maintain financial relations as detailed in our financial statements as detailed below:

     EBITDA (in annual terms) will not be less than $ 10,000,000 (ten million US dollars).

     The above-mentioned terms shall be interpreted in accordance with the standard accounting rules.

2.   We undertake to furnish you each quarter with full data as required by you relating to our assets, profits, sales and relating to all our other undertakings in the banking system, as well as quarterly and annual financial statements as we are obliged to publish in accordance with The
     Securities Law, 5728-1968, immediately on publication thereof.

3.   We are aware that if we breach our above-mentioned undertakings, you shall be entitled to take all steps as you shall see fit against us, including the presentation of all our debts and undertakings toward you for immediate repayment, this in addition to any remedy and/or other relief to which you are entitled in accordance with the various documents we have and/or shall sign in your favor.

4.   These undertakings are irrevocable and we shall not be entitled to cancel and/or amend them without receiving your prior and written consent thereto.

5.   The above shall not derogate from, but shall add to our remaining undertakings toward you in accordance with the various documents we have and/or shall sign in your favor.

                                  /s/ Illegible
                                  -------------
                        ITURAN LOCATION AND CONTROL LTD.

ATTORNEY'S CONFIRMATION

I, the undersigned, Guy Aharonov, advocate, serving as the legal advisor of
Ituran Location and Control Ltd., hereby confirm that the company's signatories,
Messrs. Issy Shiratzky and Eli Kamar signed the above document before me, and that their signatures bind the company.

                              /s/ Guy Aharonov

                                    Attorney

                               Signature and Stamp

                               Guy Aharonov, Legal Adviser
                               Ituran Location and Control Ltd.



=========================== =============== ======================================== ====================
Dudi Ezra                       59809939    24 Beeri St., Kochav Yair                26/7/98
--------------------------- --------------- ---------------------------------------- --------------------
Yoav Cohen                     017054313    3 Arvei Nachal St., Givatayim            1/6/98
--------------------------- --------------- ---------------------------------------- --------------------
Rafael Luxenburg                04344040    87 King David St., Herzliya              1/6/98
--------------------------- --------------- ---------------------------------------- --------------------
Gideon Kotler                   08630998    1 Bavli St., Tel Aviv                    1/6/98
--------------------------- --------------- ---------------------------------------- --------------------




---------------------------------------------------------------------------------------------------------
CHANGES TO THE CONSTITUTION
------------------------ --------------------- -------------------------------------------- -------------
Date of Decision         Date of Registration  Summary of Decision                          Court
                                                                                            Order
                                                                                            No.
------------------------ --------------------- -------------------------------------------- -------------
March 10, 1994           March 18, 1994        Change of name of company
------------------------ --------------------- -------------------------------------------- -------------
June 27, 1995            Feb. 7, 1995          Change of name of company
------------------------ --------------------- -------------------------------------------- -------------
June 27, 1995            July 2, 1995          Change of name of company
------------------------ --------------------- -------------------------------------------- -------------
Oct. 30, 1995            Dec. 18, 1995         Amendment of Articles of Association
------------------------ --------------------- -------------------------------------------- -------------
Nov. 14, 1995            Jan. 23, 1996         Change of goals of company
------------------------ --------------------- -------------------------------------------- -------------
May 12, 1998             May 17, 1998          Replacement of Articles of Association
------------------------ --------------------- -------------------------------------------- -------------
May 12, 1998             May 17, 1998          Increase of capital by NIS 6 million
------------------------ --------------------- -------------------------------------------- -------------
May 12, 1998             May 17, 1998          Change of private co. to public co.
------------------------ --------------------- -------------------------------------------- -------------
March 1, 2000            March 14, 2000        Increase of capital
------------------------ --------------------- -------------------------------------------- -------------




---------------------------------------------------------------------------------------------------------
PREVIOUS NAMES
---------------------------------------------------------------------------------------------------------
PREVIOUS NAME                        ENGLISH NAME                       CHANGE OF NAME - DATE
------------------------------------ ---------------------------------- ---------------------------------
                                     Eturan - Tadiran Location and      March 18, 1994
                                     Control Ltd.
------------------------------------ ---------------------------------- ---------------------------------
                                     Ituran - Tadiran Location and      July 2, 1995
                                     Control Ltd.
------------------------------------ ---------------------------------- ---------------------------------




---------------------------------------------------------------------------------------------------------
DETAILS OF LEVIES DEBT
---------------------------------------------------------------------------------------------------------
The company does not have debts for the annual levy.
---------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
DETAILS OF LIENS
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 1
---------------- ------------- -------------- ----------------- --------------------------- ------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- --------------------------- ------------- --------------
17/3/96          19/1/99                      No limit          Indenture
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 2
---------------- ------------- -------------- ----------------- --------------------------- ------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
16/7/97          25/2/99                      No limit          Indenture
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 3
---------------- ------------- -------------- ----------------- --------------------------- ------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
15/7/97          25/2/99                      No limit          Indenture
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 4
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
13/12/98         1/10/01                      No limit          Indenture            Fixed first degree   No lien or
                                                                                     lien and             transfer
                                                                                     endorsement of       w/out
                                                                                     rights to all        consent of
                                                                                     monies deposited     owners of
                                                                                     in deposit at        lien
                                                                                     Hamasger branch
                                                                                     and all 166 076686
                                                                                     rights
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 5
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
17/8/99                        1/9/99         No limit          Indenture            Fixed lien of all    No lien or
                                                                                     certificates as      transfer
                                                                                     defined in this      w/out
                                                                                     indenture            consent of
                                                                                     delivered to bank    owners of
                                                                                     by company.  First   lien
                                                                                     current lien all
                                                                                     certificates to
                                                                                     which company has
                                                                                     rights.
------------------------------------------------------------------------------------------------------------------------
LENDERS FOR LIEN NO. 5
---------------------------------------- ------------------------------------- -----------------------------------------
NAME OF LENDER                           AMOUNT OF LOAN                        ID
---------------------------------------- ------------------------------------- -----------------------------------------
Bank Leumi LeIsrael Ltd.                                                       520018078
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 6
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
8/12/99                        13/12/99       No limit          Indenture            Current and fixed    No lien or
                                                                                     first lien and       transfer
                                                                                     endorsement of       w/out
                                                                                     transfers checks     consent of
                                                                                     deposited at bank    owners of
                                                                                                          lien
------------------------------------------------------------------------------------------------------------------------
LENDERS FOR LIEN NO. 6
---------------------------------------- ------------------------------------- -----------------------------------------
NAME OF LENDER                           AMOUNT OF LOAN                        ID
---------------------------------------- ------------------------------------- -----------------------------------------
Bank Discount LeIsrael Ltd.                                                    520007030
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
LIEN NO. 7
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
15/2/00          6/4/00                                         Indenture            Fixed lien of        No lien or
                                                                                     1237800 ordinary     transfer
                                                                                     shares in Tadiran    w/out
                                                                                     Telematics Ltd.      consent of
                                                                                                          owners of
                                                                                                          lien
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 8
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
25/1/00                        12/7/00                          Indenture            Fixed lien on car    No lien or
                                                                                     reg. 18-484-42       transfer
                                                                                     Isuzu in             w/out
                                                                                     accordance with      consent of
                                                                                     rental contract      owners of
                                                                                     and on 18 deposits   lien
                                                                                     or monies
                                                                                     deposited with
                                                                                     company in
                                                                                     relation to
                                                                                     agreement
------------------------------------------------------------------------------------------------------------------------
LENDERS FOR LIEN NO. 8
---------------------------------------- ------------------------------------- -----------------------------------------
NAME OF LENDER                           AMOUNT OF LOAN                        ID
---------------------------------------- ------------------------------------- -----------------------------------------
Darel - Ram Ltd.                                                               511603201
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 9
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
19/8/01                        27/8/01                          Indenture            1666701 ordinary     No lien or
                                                                                     shares in            transfer
                                                                                     Loctiomat Systems    w/out
                                                                                     2000 incl. all       consent of
                                                                                     rights of all types  owners of
                                                                                                          lien
------------------------------------------------------------------------------------------------------------------------
LENDERS FOR LIEN NO. 9
---------------------------------------- ------------------------------------- -----------------------------------------
NAME OF LENDER                           AMOUNT OF LOAN                        ID
---------------------------------------- ------------------------------------- -----------------------------------------
Bank Hapoalim Ltd.                                                             520000118
------------------------------------------------------------------------------------------------------------------------
LIEN NO. 10
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
DATE             DATE          DATE           GUARANTEED        DESCRIPTION OF              LIENED        SPECIAL
CREATED          SETTLED       REGISTERED     AMOUNT            DOCUMENT                    ASSETS        CONDITIONS
---------------- ------------- -------------- ----------------- -------------------- -------------------- --------------
19/8/01                        27/8/01                          Indenture            1237800 ordinary     No lien or
                                                                                     shares in Tadiran    transfer
                                                                                     Telematics Ltd.      w/out
                                                                                     inc rights of all    consent of
                                                                                     types                owners of
                                                                                                          lien
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
LENDERS FOR LIEN NO. 10
---------------------------------------- ------------------------------------- -----------------------------------------
NAME OF LENDER                           AMOUNT OF LOAN                        ID
---------------------------------------- ------------------------------------- -----------------------------------------
Bank Hapoalim Ltd.                                                             520000118
---------------------------------------- ------------------------------------- -----------------------------------------
DATA ON ALL COMPANY LIENS
--------------------------- ------------------------- ------------------------- ----------------------------------------
TOTAL AMOUNT OF LIENS       NO. OF SETTLED LIENS      NO. OF UNLIMITED LIENS    NO. OF LEANS IN ADDITIONAL CURRENCIES
--------------------------- ------------------------- ------------------------- ----------------------------------------
                            5                         5
--------------------------- ------------------------- ------------------------- ----------------------------------------


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This extract was produced from the information held in Kav Mancheh computer on
Jan. 17, 2002 at 16:40. The information relating to the company was last updated in the database of the Registrar of Companies on January 9, 2002 at 06:34. The
information detailed above was taken from the computer of the Registrar of
Companies. The Registrar of Companies recently began to operate a new database;
slight irregularities may be possible in the data, we will appreciate your updates; are not responsible for the veracity and updating of the data.
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